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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
NeoRx Corporation:

        We consent to the use of our report incorporated by reference herein.

/s/ KPMG LLP

Seattle, Washington
May 20, 2004

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  EXHIBIT 23.1